Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

FUNDVANTAGE TRUST

(THE “TRUST”)

GOTHAM TOTAL RETURN FUND

(THE “FUND”)

Supplement dated January 6, 2023 to the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) dated February 1, 2022, as supplemented October 3, 2022 and December 1, 2022

The information in this Supplement updates and amends certain information contained in the Prospectus, Summary Prospectus and SAI for the Fund and should be read in conjunction with such Prospectus, Summary Prospectus and SAI.

Effective on or about January 30, 2023, the Fund will automatically convert its outstanding Investor Class shares to Institutional Class shares of the Fund and Investor Class will be terminated as a separately designated class of the Fund. Investor Class shareholders will not pay any sales charge, redemption fee or other charge in connection with the conversion to Institutional Class shares. On January 18, 2023, Investor Class shares of the Fund will be closed to all investors and will no longer be available for purchase. Accordingly, as of January 18, 2023, all references to Investor Class shares in the Prospectus, Summary Prospectus and SAI are hereby deleted.

The automatic conversion of the Fund’s Investor Class shares into Institutional Class shares on or about January 30, 2023 is not expected to be a taxable event for federal income tax purposes or to result in the recognition of a gain or loss by converting shareholders, although shareholders should consult their own tax advisors.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.